EXHIBIT 10.16


                                       FTC
                                COMMERCIAL CORP.

                                    GUARANTY

Los Angeles, California

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TAVERNITI SO JEANS, LLC (hereinafter referred to as "Guarantor") hereby unconditionally and irrevocably delivers this Guaranty to FTC COMMERCIAL CORP. (hereinafter referred to as "FTC") and hereby unconditionally and irrevocably guarantees to FTC, and any transferee of this Guaranty or of any liability guaranteed hereby, the full and prompt payment and performance of all present and future liabilities, obligations and indebtedness of ANTIK DENIM, LLC (hereinafter referred to as the "Principal") to FTC irrespective of their nature, the time they arise, when due, whether absolute or contingent, liquidated or unliquidated, legal or equitable, whether the Principal is liable individually or jointly or with others, and whether recovery thereof is or becomes barred by a statute of limitations or otherwise becomes unenforceable (individually a "liability" and collectively the "liabilities"). This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). If any liability guaranteed hereby is not paid or performed when due, Guarantor hereby agrees to and will immediately pay or perform same, without resort by the holder thereof to any other person or party.


The liabilities include all renewals or extensions in whole or in part of any of liabilities and include all present and future obligations and liabilities of the Principal to FTC under the Factoring Agreement dated October 18, 2004, the
Inventory Facility Agreement dated July 25, 2005 and various related instruments, documents and agreements, as amended, modified or supplemented from time to time (hereinafter collectively and separately referred to as the "Factoring Agreements") between FTC and the Principal and the full performance by Principal of all things to be done by Principal pursuant to the Factoring Agreements and shall further include any and all damages, losses, costs, interest, charges, attorney's fees and expenses of every kind, nature and description suffered or incurred by FTC, arising in any manner out of or in any way connected with, or growing out of, the liabilities. As used herein, the term person includes natural persons, partnerships, limited liability companies, trusts, and incorporated and unincorporated entities and associations of every kind.

The obligation of Guarantor to FTC hereunder is primary, unlimited, absolute and unconditional. Any payment of Guarantor hereunder may be applied to any of the liabilities which FTC may choose. The obligation of Guarantor hereunder is in addition to and shall not prejudice or be prejudiced by any other agreement, instrument, surety, security or guaranty (including any agreement, instrument, surety or guaranty signed by Guarantor) which FTC may now or hereafter hold relative to any of the liabilities. Guarantor, if more than one, shall be jointly and severally liable hereunder and the term "Guarantor" wherever used herein shall mean Guarantor or any one or more of them. Any entity signing this Guaranty shall be bound hereby, whether or not any other entity signs this Guaranty at any time.

FTC and Guarantor acknowledge that there may be future advances by FTC to the Principal (although FTC may be under no obligation to make such advances) and that the number and amount of the liabilities are unlimited and may fluctuate from time to time hereafter. Guarantor expressly agrees that Guarantor's obligation hereunder shall remain absolute, primary and unconditional notwithstanding such future advances and fluctuations, if any, and agree that, in any event, this Guaranty is a continuing guaranty and shall remain in force at all times hereafter, whether there are any liabilities outstanding or not, until all originals hereof are returned to Guarantor by FTC or until a written notice from Guarantor terminating this Guaranty has been received and acknowledged by FTC, but such termination shall not release Guarantor from liability for payment of (i) any and all liabilities (as hereinbefore defined) then in existence, (ii) any renewals or extensions thereof, in whole or in part, whether such renewals or extensions are made before or after such termination, and (iii) any damages, losses, costs, interest, charges, attorney's fees or expenses then or thereafter incurred in connection with said liabilities or any renewals or extensions thereof.

As security for the payment of the liabilities and the obligations of Guarantor hereunder, Guarantor hereby assigns and grants a security interest to FTC in (i) any existing or hereafter created lien or security interest in favor of Guarantor in any property of the Principal; and (ii) all property of Guarantor in or coming into the possession, control, or custody of FTC, or in which FTC


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has or hereafter acquires a lien, security interest,  or other right.  Guarantor hereby agrees that any rights Guarantor may now or hereafter have in any collateral securing any of the liabilities or against the Principal or any property of the Principal, including rights arising by virtue of subrogation or otherwise, shall be subordinate and junior to FTC's rights to said collateral or
property  and  to  FTC's   indefeasible  right  to  the  prior  payment  of  the
liabilities. Guarantor further authorizes FTC, without notice or demand, to apply any indebtedness due or to become due to Guarantor from FTC in satisfaction of any of the liabilities and Guarantor's obligations hereunder, including, but not limited to, the right to set-off against any deposits of Guarantor with FTC.

Guarantor hereby consents and agrees that, at any time or times, without notice to or further approval of Guarantor or the Principal, and without in any way affecting the obligations of Guarantor hereunder, FTC may, with or without consideration, (i) release, compromise, or agree not to sue, in whole or in part, the Principal, Guarantor or any other obligor, guarantor, endorser or surety of the Factoring Agreements any of the liabilities; (ii) waive, rescind, renew, extend, modify, increase, decrease, delete, terminate, amend; or
accelerate in accordance with its terms, either in whole or in part, the Factoring Agreements or any of the terms thereof, any of the liabilities, or any agreement, covenant, condition, or obligation of or with the Principal, Guarantor, or any other obligor, guarantor, endorser or surety upon the Factoring Agreements and any of the liabilities; and (iii) apply any payment received from the Principal, Guarantor or any other obligor, guarantor, endorser or surety upon any of the liabilities to any of the liabilities which FTC may choose.

Guarantor hereby consents and agrees that FTC may at any time, either with or without consideration, surrender, release or receive any property or other security of any kind or nature whatsoever held by FTC or any person on its behalf or for its account securing any indebtedness of the Principal or any liability, or substitute any collateral so held by FTC for other collateral of like kind, or of any kind, without notice to or further consent from Guarantor, and such surrender, receipt, release or substitution shall not in any way affect the obligation of Guarantor hereunder. FTC shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement with respect to the same as may seem advisable to FTC without affecting the obligation of Guarantor hereunder, which shall remain absolute, primary and unconditional. FTC shall be under no duty to undertake to collect upon such collateral or any part thereof, and shall not be liable for any negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon, or perfecting a security interest in, any such collateral. The obligation of Guarantor to FTC hereunder shall remain absolute and unconditional notwithstanding any failure to perfect or to realize upon any security interest or collateral securing any of the liabilities, including but not limited to any security interest granted by Guarantor or the Principal's liabilities under the Factoring Agreements, and notwithstanding the unenforceability of all or any part of the Factoring Agreements and any of the liabilities.

This Guaranty covers all liabilities to FTC actually or purported to be made on behalf of the Principal by any officer, agent or partner of said Principal, without regard to the actual authority of such officer, agent or partner to bind the Principal, and without regard to the capacity of the Principal or whether the organization or charter of the Principal is in any way defective.

Guarantor hereby waives notice of acceptance of this Guaranty and the Factoring Agreements, and of the creation, extension or renewal of any liability of the Principal to which either relates and of any default by the Principal. Guarantor hereby waives presentment, demand, protests and notice of dishonor of any of the liabilities, and hereby waive any failure to promptly commence suit against any party thereto or liable thereon and give any notice to or make any claim or demand upon Guarantor or the Principal. No act, failure to act, or omission of any kind on the part of Guarantor, the Principal, FTC or any other person shall be a legal or equitable discharge or release of Guarantor from their obligations hereunder unless agreed to hereafter in writing by FTC. This Guaranty shall not be affected by any change which may arise by reason of the dissolution, liquidation, merger, consolidation, reorganization or death of Guarantor, or of any member of Guarantor, or of the Principal. Guarantor further agrees that this instrument shall continue to be effective or be reinstated as the case may be, if at any time payment, or any part thereof, of the principal of or interest on any of the liabilities is rescinded or must otherwise be restored or returned by FTC upon the insolvency, bankruptcy or reorganization of the Principal, or otherwise, all as though such payment has not been made. All obligations of the Principal to Guarantor which presently or in the future may exist are hereby subordinated to the liabilities.

To the maximum extent permitted by law, Guarantor waives (a) all of the rights which may be waived by a guarantor pursuant to the provisions of Section 2856 of the Civil Code of the State of California, (b) all rights and defenses arising out of an election of remedies (c) all rights and defenses described in Sections 2787 to 2855, inclusive, of the Civil Code of the State of California, (d) all rights to require FTC to proceed against, enforce or exhaust any security for the liabilities or to marshal assets or to pursue any other remedy; (e) all defenses arising by reason of any disability or other defense of the Principal, the cessation for any reason of the liability of the Principal, any defense that any other indemnity, guaranty or security was to be obtained, any claim that FTC has made Guarantor's obligations more burdensome or more burdensome than the


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Principal's  obligations,  and the use of any proceeds of the liabilities  other than as intended or understood by Guarantor or the Principal; (f) all notices or demands to which Guarantor may otherwise be entitled; (g) all conditions precedent to the effectiveness of this Guaranty; (h) all rights to file a claim in connection with the liabilities in any bankruptcy, reorganization or other insolvency proceeding involving the Principal; (i) all rights to require FTC to enforce any of its remedies; and (j) until the liabilities are satisfied or fully paid with such payment not subject to return: (i) all rights of subrogation, contribution, indemnification or reimbursement, (ii) all rights of recourse to any assets or property of the Principal, or to any collateral or credit support for the liabilities, (iii) all rights to participate in or benefit from any security or credit support FTC may have or acquire, and (iv) all rights, remedies and defenses Guarantor may have against the Principal. Guarantor waives all rights and defenses that Guarantor may have by reason of any election of remedies by FTC, even though such election may destroy any rights of subrogation which Guarantor may have, and any rights or defenses Guarantor may have because the Principal's debt or this Guaranty is secured by real property or an estate for years, including but not limited to any rights or defenses based upon, directly or indirectly, the application of Section 580a, 580b, 580d or 726 of the Code of Civil Procedure to any of the liabilities or this Guaranty.

This Guaranty shall bind and inure to the benefit of FTC, and its successors and assigns, and likewise shall bind Guarantor, and its successors and assigns. FTC shall have the right at any time to assign the liabilities and this Guaranty, without notice to or the consent of Guarantor or the Principal, and may disclose to any prospective or actual purchaser of all or part of the liabilities any and all information FTC has or acquires concerning Guarantor, this Guaranty, or any security for this Guaranty. Guarantor expressly agrees, acknowledges, represents and warrants that FTC's entering into the Factoring Agreements with the Principal is a direct and significant benefit to Guarantor.

If any legal action or actions are instituted by FTC to enforce any of its rights against Guarantor hereunder, then Guarantor agrees to pay FTC all expenses incurred by FTC relative to such legal action or actions, including, but not limited to, court costs and attorneys' fees, plus fifteen percent (15%) of the total amount of principal and accrued interest then due FTC hereunder.

FTC is authorized and empowered to proceed against Guarantor without joining the Principal. All of said parties may be sued together, or any of them may be sued separately without first or contemporaneously suing the others. There shall be no duty or obligation upon FTC, whether by notice or otherwise, (i) to proceed against the Principal, Guarantor, any other guarantor or surety or any security,
(ii) to initiate any proceeding or exhaust any remedy against the Principal, Guarantor, any other guarantor or surety or any security, or (iii) to give any notice to Guarantor or the Principal, whatsoever, before bringing suit, exercising any rights to any collateral or security, or instituting proceedings of any kind against the Principal or Guarantor.

Guarantor hereby ratifies, confirms and adopts all the terms, conditions, agreements and stipulations of the Factoring Agreements and all notes and other evidences of the liabilities heretofore or hereafter executed. Without in any way limiting the generality of the foregoing, Guarantor waives and renounces any and all exemption rights Guarantor may have under or by virtue of the Constitution or laws of California, any other state, or the United States, as against the obligation hereby created; and Guarantor does hereby transfer, convey and assign, and direct any trustee in Bankruptcy or receiver to deliver to FTC or holder hereof, a sufficient amount of property or money in any exemption that may be allowed to Guarantor to pay any liability guaranteed hereby in full and all costs of collection. Guarantor also waives and renounces any defense to any of the liabilities which may be available to or could be asserted by the Principal, except for payment. Guarantor hereby represents and warrants that this Guaranty has been duly authorized by Guarantor, that the person(s) executing and delivering this Guaranty on behalf of Guarantor have full authority to do so and that this Guaranty is a valid and binding legal obligation of Guarantor, enforceable according to its terms.

All FTC's rights and remedies are cumulative and those granted hereunder are in addition to any rights and remedies available to FTC under law. If any provision of this Guaranty or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty or the application of such provision to persons or circumstances other than those as to which this Guaranty is held invalid or unenforceable shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the full extent permitted by law. The failure or forbearance of FTC to exercise any right hereunder, or otherwise granted to FTC by law or another agreement, shall not affect the obligation of Guarantor hereunder and shall not constitute a waiver of said right. This Guaranty contains the entire agreement between the parties, and no provision hereof may be waived, modified, or altered except by a writing executed by Guarantor and FTC. There is no understanding that any person other than or in addition to Guarantor shall execute this Guaranty.

GUARANTOR'S EXECUTION OF THIS GUARANTY WAS NOT BASED UPON ANY FACTS OR MATERIALS PROVIDED BY FTC, NOR WAS GUARANTOR INDUCED TO EXECUTE THIS GUARANTY BY ANY REPRESENTATION, STATEMENT OR ANALYSIS MADE BY FTC. GUARANTOR ACKNOWLEDGES AND


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AGREES THAT GUARANTOR ASSUMES SOLE  RESPONSIBILITY  FOR INDEPENDENTLY  OBTAINING
ANY INFORMATION OR REPORTS DEEMED ADVISABLE BY GUARANTOR WITH REGARD TO THE PRINCIPAL OR GUARANTOR, AND GUARANTOR AGREES TO RELY SOLELY ON THE INFORMATION OR REPORTS SO OBTAINED IN REACHING ANY DECISION TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY. GUARANTOR ACKNOWLEDGES AND AGREES THAT FTC IS AND SHALL BE UNDER NO OBLIGATION NOW OR IN THE FUTURE TO FURNISH ANY INFORMATION TO GUARANTOR CONCERNING THE PRINCIPAL OR THE LIABILITIES, AND THAT FTC DOES NOT AND SHALL NOT BE DEEMED IN THE FUTURE TO WARRANT THE ACCURACY OF ANY INFORMATION OR REPRESENTATION CONCERNING THE PRINCIPAL, GUARANTOR OR ANY OTHER PERSON WHICH MAY INDUCE GUARANTOR TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY.

This Guaranty and its performance, interpretation and enforcement shall in all respects be governed by the law of the State of California, without regard to its conflicts of laws principles. Guarantor consents to the jurisdiction of the state or federal courts located in California.

GUARANTOR AND FTC HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR CROSS-CLAIM BROUGHT BY OR AGAINST GUARANTOR OR FTC ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY. GUARANTOR AND FTC DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING APPLICABLE STATE AND FEDERAL LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, GUARANTOR AND FTC AGREE THAT A JUDICIAL REFEREE WILL BE APPOINTED UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631 TO DETERMINE ANY FACTUAL ISSUES IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN GUARANTOR AND FTC ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS GUARANTY, THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. GUARANTOR AND FTC SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT GUARANTOR AND FTC CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. GUARANTOR AND FTC SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

IN WITNESS HEREOF and in agreement hereto Guarantor has by its duly authorized person(s) executed this Guaranty on this as of the 31st day of October, 2005.


                                      TAVERNITI SO JEANS, LLC


                                      By:  /s/ Patrick Chow
                                         ---------------------------------------
                                      Print Name:  Patrick Chow
                                      Title:       CFO





ACCEPTED:

FTC COMMERCIAL CORP.

By:    /s/ Kenneth L. Wengrod
       ---------------------------
Name:  Kenneth L. Wengrod
Title: President


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